UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019

Oaktree Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-223022	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Line of Credit

On April 11, 2019, Oaktree Real Estate Income Trust, Inc. (the “Company”) entered into a line of credit (the “Line of Credit”) with Oaktree Fund GP I, L.P. (“Lender”), an affiliate of the Company’s sponsor, Oaktree Capital Management, L.P. (“Oaktree”), providing for an unsecured, uncommitted credit facility in a maximum aggregate principal amount of $150 million. The Line of Credit expires on the earlier of: (i) 10 business days following the date the Company breaks escrow for its initial public offering and (ii) April 10, 2020, subject to three-month extension options requiring Lender approval. Borrowings under the Line of Credit will bear interest at a rate of LIBOR plus 3.25% per annum, compounded quarterly, which may be paid in kind at the Company’s election. The Company may request drawdowns of amounts under the Line of Credit periodically and in sizes determined by the Company. Requests for drawdowns will be funded at the discretion of Lender based on, among other factors, details of the purpose of the drawdowns and the property features of investments towards which the proceeds will be used. Amounts due under the Line of Credit (inclusive of accrued interest) are freely pre-payable without penalty.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Line of Credit, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Acquisition of Anzio Apartments

On April 11, 2019, the Company partnered with TruAmerica Multifamily, LLC (“TruAmerica”) through a joint venture (the “Joint Venture”) to acquire a fee simple interest in Anzio Apartments (the “Property”), a multifamily asset located in Lawrenceville, Georgia, from Anzio Apartments, LLC (the “Seller”) for $59.2 million (exclusive of closing costs). The Joint Venture acquired the Property and paid related closing costs through a combination of $44.4 million of property-level debt from the Federal Home Loan Mortgage Corporation (“Freddie Mac”), $14.9 million funded to the Joint Venture by the Company from borrowings under the Company’s Line of Credit and $1.7 million funded by TruAmerica.

The Property is a 448-unit multifamily asset located in Lawrenceville, Georgia. Built in 1986 and sitting on 35 acres, the Property features a mix of one- and two-bedroom homes with large floorplans averaging 975 square feet. The Property is located in a convenient location of Gwinnett County in metropolitan Atlanta, Georgia. As the economic capital of the Southeast and a global business hub, Atlanta is the tenth largest metropolitan area by gross domestic product in the United States. Gwinnett County is one the fastest growing counties in the nation, having more than doubled its population since 2000.

The Southeast Gwinnett County, where the Property is located, is a high barriers-to-entry submarket, characterized by limited new supply and strong organic rent growth. The submarket within a five-mile radius of the Property has a total inventory of ~9,000 multifamily units and has experienced only ~400 units of new supply within the last ten years. As a result, from 2010 to 2018, the submarket has experienced strong effective rent growth of 55% and average occupancy of 94%.

The following table provides information regarding the Property:

				As of April 1, 2019
Property Name	Sector	Location	Square Feet	Percentage Leased	Annual Base Rent	Monthly Base Rent/ Occupied Unit
Anzio Apartments	Multifamily	Lawrenceville, Georgia	436,800	94.7%	$5,438,100	$1,069

The Joint Venture is governed by a limited liability company agreement dated April 10, 2019 by and between one of the Company’s subsidiaries and TruAmerica which contains customary terms and conditions. The Company owns a 90% interest in the Joint Venture and TruAmerica owns a 10% interest in the Joint Venture. The Company will control all major decisions of the Joint Venture (subject to TruAmerica’s consent with respect to certain limited decisions) and has the ability to trigger a sale of the Property at any time. The Company will have operational control and TruAmerica will act as the day-to-day property manager.

The Freddie Mac debt described above (the “Mortgage Loan”) is secured by a mortgage on the Property. The Mortgage Loan bears interest at a rate of LIBOR plus a spread of 159 basis points, payable as interest-only for the first 60 months, then principal and interest payable for the remaining term based on a 360 month amortization period. The term of the Mortgage Loan is 120 months. Amounts prepaid under the Mortgage Loan are subject to a 1% penalty following a one year lockout period. The Mortgage Loan is subject to customary terms and conditions.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for the acquired property described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial Current Report related to the acquisition of such property could have been timely filed.

(b) Pro forma financial information.

The required pro forma financial information for the acquired property described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial Current Report related to the acquisition of such property could have been timely filed.

(d) Exhibits:

Exhibit No.	Description

10.1	Promissory Note, dated April 11, 2019, between Oaktree Real Estate Income Trust, Inc., as borrower, and Oaktree Fund GP I, L.P., as lender

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Registration Statement on Form S-11 (File No. 333-223022) and in the Company’s annual report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE REAL ESTATE INCOME TRUST, INC.

Date: April 16, 2019	By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Chief Securities Counsel and Secretary